UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 1, 2005


                              GENESIS ENERGY, L.P.
             (Exact name of registrant as specified in its charter)


     Delaware                        1-12295              76-0513049
(State or other jurisdiction of    (Commission         (I.R.S. Employer
incorporation or organization)     File Number)        Identification No.)


500 Dallas, Suite 2500, Houston, Texas                       77002
(Address of principal executive offices)                  (Zip Code)

                                 (713) 860-2500
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17& CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)




=============================================================================

                                       -2-
Item 1.01.  Entry into a Material Definitive Agreement.

The information included in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

     On April 1, 2005, Genesis Energy, L.P. ("GELP") acquired from TCHI Inc.
(TCHI), a wholly owned subsidiary of ChevronTexaco Global Energy Inc., TCHI's 50% partnership interest in T&P Syngas Supply Company (T&P Syngas) for $13.5 million. Praxair Hydrogen Supply Inc. (Praxair), holds the other 50% partnership interest in T&P Syngas.

     T&P Syngas is a partnership that owns a syngas manufacturing facility (the "Facility") located in Texas City, Texas. The Facility processes natural gas to produce syngas (a combination of carbon monoxide and hydrogen) and high pressure steam. All of the syngas and steam produced by the facility is sold to Praxair under a long-term processing agreement.

     GELP and an affiliate of Praxair currently are parties to a contract whereby GELP sells the Praxair affiliate carbon dioxide at Praxair's processing facility in Rankin County, Mississippi.

     The acquisition was financed through GELP's existing credit facility with Bank of America.

Item 9.01.  Financial Statements and Exhibits

     (a) Financial statements of businesses acquired.

            The financial statements of T&P Syngas Supply Company that are required to be filed will be filed by amendment not later than 71 calendar days after the date of this report.

     (b) Pro forma financial information.

            Pro forma financial information that is required to be filed will be filed by amendment not later than 71 days after the date of this report.

     (c)  Exhibits

            The following materials are filed as exhibits to this Current Report on Form 8-K.

            Exhibits.

            10.1 Purchase and Sale Agreement for Interest in T&P Syngas Supply Company among TCHI, Inc. Genesis Syngas Investments, L.P. and Genesis Energy, L.P. dated February 3, 2005.
            10.2 Amendment No. 1 to Purchase and Sale Agreement among TCHI, Inc. Genesis Syngas Investments, L.P. and Genesis Energy, L.P. dated April 1, 2005.
            99.1     Copy of Genesis Energy, L.P.'s press release dated
                     April 1, 2005.



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              GENESIS ENERGY, L.P.
                              (A Delaware Limited Partnership)

                          By: GENESIS ENERGY, INC., as
                              General Partner


Date:  April 7, 2005      By: /s/  ROSS A. BENAVIDES
                              ----------------------------------------
                              Ross A. Benavides
                              Chief Financial Officer